                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO._____)

Filed by the registrant  |X|

Filed by a party other than the registrant  |_|

Check the appropriate box:
|X|  Preliminary proxy statement.
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
|_|  Definitive proxy statement.
|_|  Definitive additional materials.
|_|  Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.

                               LNB BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
         (1)      Title of each class of security to which transaction applies:

                  --------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------
         (5)      Total fee paid:

                  --------------------------------------------------------------
|_|  Fee paid previously with preliminary materials.
|_|  Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  --------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------
         (3)      Filing Party:

                  --------------------------------------------------------------
         (4)      Date Filed:

                  --------------------------------------------------------------

                              (PRELIMINARY COPIES)
                            [LNB BANCORP LETTERHEAD]
                                                               November   , 1999
                                                                       ---

To Our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders to be held on Tuesday, December 14, 1999 at 10:00 AM local time, at the Lorain National Bank's main office, 521 Broadway, Lorain, Ohio.

Shareholder approval of several proposals will be sought at the Special Meeting. You will be asked to consider and vote upon an increase in the authorized shares of Common Stock, $1 par value, from 5,000,000 to 15,000,000. You will be asked to consider and vote upon creating a class of Voting Preferred Stock, no par value, with 1,000,000 authorized shares. In another proposal, you will also be asked to consider and vote upon the elimination of preemptive rights for shareholders. The Proxy Statement describes the purposes and material effects of these proposals.

The Board of Directors believes that it is important to ask you to vote at a Special Meeting, so that the Corporation will have the flexibility to act quickly to take advantage of business opportunities as they arise. At present, LNB Bancorp has only ______ shares of its Common Stock remaining that have not been issued or reserved for issuance for specific purposes.

The banking industry is in a dynamic period. LNB Bancorp has also applied to list its common stock on the NASDAQ Stock Market in the desire that there be greater liquidity and visibility for shares of our Common Stock.

The Board of Directors asks that you approve the proposals (1) to increase the authorized shares of Common Stock to 15,000,000, (2) to create a class of 1,000,000 shares of Voting Preferred Stock, and (3) to eliminate shareholders' preemptive rights to acquire additional shares upon issuance, so that the Corporation has the flexibility and is in a better position to take advantage of potential acquisition, capital raising and other opportunities as they arise.

The Board of Directors believes that the proposals are in the best interest of LNB Bancorp and its shareholders. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THESE PROPOSALS FOR PRESENTATION TO YOU FOR YOUR VOTE.

It is important that your shares be voted, and we hope that you will be able to attend the Special Meeting. We urge you to execute and return the enclosed form of proxy as soon as possible, whether or not you expect to attend the Special Meeting in person.

                                  Sincerely,

                                  James F. Kidd
                                  President and Chief Executive Officer

Enclosures

                                LNB BANCORP, INC.
                                  LORAIN, OHIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 14, 1999

TO THE SHAREHOLDERS OF
LNB BANCORP, INC.                                              November   , 1999
                                                                       ---

         A Special Meeting of Shareholders of LNB Bancorp, Inc. will be held at 521 Broadway, Lorain, Ohio 44052, on Tuesday, December 14, 1999, at 10:00 AM local time for the purpose of considering and voting upon the following matters as more fully described in the Proxy Statement.

PROPOSALS:
     1. AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK - To approve an amendment to the Articles of Incorporation of LNB Bancorp to increase the number of authorized shares of Common Stock from 5,000,000 to 15,000,000 shares.
     2. AUTHORIZATION OF PREFERRED STOCK - To approve an amendment to the Articles of Incorporation of LNB Bancorp to provide for 1,000,000 authorized shares of Voting Preferred Stock.
     3. ELIMINATION OF PREEMPTIVE RIGHTS - To approve an amendment to the Articles of Incorporation of LNB Bancorp to eliminate the preemptive right of shareholders to purchase additional shares upon issuance.

         Shareholders of record at the close of business on October 27, 1999, will be entitled to vote the number of shares held of record in their names on that date. The transfer books will not be closed.
         We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. This proxy may be revoked prior to its exercise.

                                              By Order of the Board of Directors


                                                                  Thomas P. Ryan
                                                        Executive Vice President
                                                         and Secretary/Treasurer

YOUR VOTE IS IMPORTANT, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY FORM(S) WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                LNB BANCORP, INC.
                                  457 BROADWAY
                               LORAIN, OHIO 44052

                     PROXY STATEMENT FOR SPECIAL MEETING OF
                    SHAREHOLDERS TO BE HELD DECEMBER 14, 1999

                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders of LNB Bancorp, Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Special Meeting of Shareholders, and any adjournment thereof, to be held at the time and place set forth in the accompanying notice ("Special Meeting"). It is anticipated that the mailing of this Proxy Statement and the enclosed proxy card will commence on or about November __, 1999.
         At the Special Meeting, shareholders of the Corporation will be asked to approve amendments to the Corporation's Articles of Incorporation to increase the authorized shares of the Corporation's Common Stock from 5,000,000 to 15,000,000 shares, create a new class of Voting Preferred Stock with 1,000,000 authorized shares and eliminate preemptive rights of shareholders.

VOTING AND REVOCATION OF PROXIES

         If the enclosed form of proxy is properly executed and returned to the Corporation in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Where properly executed proxies are returned but no such instructions are given, the shares will be voted, (a) "For" the amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000 to 15,000,000, (b) "For" the amendment to the Corporation's Articles of Incorporation to provide for 1,000,000 shares of Voting Preferred Stock, and
(c) "For" the amendment to the Corporation's Articles of Incorporation to eliminate the preemptive rights of shareholders.
         The presence of a shareholder at the Special Meeting will not automatically revoke such shareholder's proxy. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Corporation a written notice of revocation, by delivering to the Corporation a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Written notices of revoked proxies may be directed to Thomas
P. Ryan, Executive Vice President and Secretary/Treasurer, 521 Broadway, Lorain, Ohio 44052.
         Directors and executive officers of the Corporation, and their affiliates, had sole or shared voting power with respect to ___ shares of the Corporation's Common Stock, representing __% of the Corporation's Common Stock outstanding as of September 30, 1999. Such directors and officers have advised the Corporation that they intend to vote all shares of the Corporation's Common Stock that they are entitled to vote in favor of each of the proposals.

SOLICITATION OF PROXIES

         The cost of soliciting proxies in the form enclosed herewith will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Corporation, through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telecopy without additional compensation. The Corporation will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

                               MEETING INFORMATION

DATE, PLACE AND TIME

         The Special Meeting of Shareholders of the Corporation will be held on Tuesday, December 14, 1999, at 10:00 AM, local time, at the Lorain National Bank, 521 Broadway, Lorain, Ohio.

RECORD DATE; VOTING RIGHTS

         Only shares of the Corporation's Common stock can be voted at the Special Meeting. Each share entitles its owner to one vote on all matters. Each proposal must be separately approved by the affirmative vote of holders of at least two thirds of all the shares of the Corporation's Common Stock who are entitled to vote.
         The close of business on October 27, 1999, (the "Record Date") has been fixed as the record date for the determination of shareholders entitled to vote at the Special Meeting. There were approximately _____________ record holders of the Corporation's Common Stock and ______ shares of the Corporation's Common Stock outstanding as of the Record Date. The presence, in person or by proxy, of a majority of the outstanding shares of the Corporation's Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. The Corporation intends to count the shares of the Corporation's Common Stock present in person at the Special Meeting but not voting, and shares of the Corporation's Common Stock for which it has received proxies, but with respect to which holders of shares have abstained on any matter, as present at the Corporation's Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of business.
         Abstentions on the proposals and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will count as a vote against the proposals.

                           OWNERSHIP OF VOTING STOCK

         The following table sets forth the beneficial ownership of the Corporation's Common Stock by each of the Corporation's directors and the Corporation's named executive officers, and the directors and executive officers as a group, as of September 30, 1999.



                                                SHARES OF COMMON
NAME OF BENEFICIAL OWNER                          STOCK OWNED(1)                            PERCENT OF CLASS
------------------------                        ----------------
Daniel P. Batista(2)                                  61,976                                       1.5%
Robert M. Campana(3)                                  14,226                                        *
Terry D. Goode(4)                                     26,316                                        *
Wellsley O. Gray(5)                                   10,009                                        *
James R. Herrick                                       2,345                                        *
James F. Kidd(6)*                                     54,660                                       1.3
David M. Koethe(7)                                    53,691                                       1.3
Benjamin G. Norton(8)                                 92,323                                       2.2
Stanley G. Pijor(9)                                   88,680                                       2.2
Jeffrey F. Riddell(10)                                62,591                                       1.5
Thomas P. Ryan(11)*                                   37,122                                        *
John W. Schaeffer(12)                                  5,909                                        *
Eugene M. Sofranko(13)                                29,715                                        *
Paul T. Stack(14)                                     10,303                                        *
Leo Weingarten(15)                                   106,519                                       2.6

All Directors and Executive
Officers as a Group
(17 in group)                                        686,612                                      16.7%
 ----                                             ----------                                  ---------


*Ownership is less than 1% of the class.

---------------

(1) Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.
(2) Includes 39,863 shares subject to shared voting and investment power.
(3) Includes  6,138 shares subject to shared voting and investment power.
(4) Includes  5,746 shares subject to shared voting and investment power.
(5) Includes  3,393 shares subject to shared voting and investment power.
(6) Includes 13,674 shares subject to shared voting and investment power and 3,454 shares subject to options which are exercisable within sixty days of September 30, 1999.
(7) Includes 191 shares subject to shared voting and investment power.
(8) Includes 46,370 shares subject to shared voting and investment power.
(9) Includes 32,982 shares subject to shared voting and investment power.
(10) Includes 31,789 shares subject to shared voting and investment power.
(11) Includes 16,856 shares subject to shared voting and investment power and 2,143 shares subject to options which are exercisable within sixty days of September 30, 1999.
(12) Includes 2,867 shares subject to shared voting and investment power.
(13) Includes 22,497 shares subject to shared voting and investment power.
(14) Includes 1,275 shares subject to shared voting and investment power.
(15) Includes 4,277 shares subject to shared voting and investment power.

         As of September 30, 1999, no person was known by the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Corporation, except as follows:


NAME AND ADDRESS OF            SHARES OF COMMON STOCK
 BENEFICIAL OWNER                     OWNED                           PERCENT OF CLASS
------------------            ----------------------                  ----------------
The Lorain National Bank               384,874(1)                            9.36%
457 Broadway
Lorain, Ohio 44052


--------------

(1) These shares are held in various fiduciary capacities in the ordinary course of business under numerous trust relationships by The Lorain National Bank. As fiduciary, The Lorain National Bank has sole power to dispose of 295,753 of these shares, shared power to dispose of 72,965 of these shares, sole power to vote 113,636 of these shares, and shared power to vote none of these shares.

                                   PROPOSAL 1

    PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors of the Corporation believes that it would be in the best interest of the Corporation and its shareholders that the Articles of Incorporation be amended to increase the number of shares of Common Stock, $1 par value, from the 5,000,000 shares presently authorized to 15,000,000. The number of shares of Common Stock outstanding as of October 27, 1999, was ___________. The Corporation holds __________ shares of Common Stock in treasury. Shares of Common Stock have been reserved for issuance for the following purposes in the designated amounts: ________ shares reserved for issuance under the Corporation's Dividend Reinvestment and Cash Stock Purchase Plan; and _________ shares reserved for issuance under the Corporation's stock option plans. Accordingly, the Corporation currently has a total of ________ authorized but unissued shares and treasury shares of Common Stock uncommitted to any purpose.
         If the proposed amendment to the Articles of Incorporation is approved, the Board of Directors will have the authority to issue the additional authorized shares to those persons and for the consideration as it may determine without further action by the shareholders except as shareholder action may be required by law or contractual arrangements. Any issues of additional Common Stock could have the effect of discouraging an attempt to acquire control of the Corporation. For example, stock could be issued to persons, firms or entities known to be friendly to management. An issuance of Common Stock at a price below the book value per share will have a dilutive effect on the book value of outstanding shares; such an issuance may also have a dilutive effect on earnings per share and the relative voting power of present shareholders. The issuance of Common Stock in a merger or acquisition may also have a dilutive effect. Except as set forth in the preceding paragraph, the Corporation does not now have any material commitments, arrangements or understandings which would require the issuance of additional shares of Common Stock.
         The Board of Directors believes that it is in the best interest of the Corporation to increase the number of authorized shares of Common Stock, since of the 5,000,000 shares presently authorized, a total of ____________ are outstanding or have been reserved for issuance as of October 27, 1999 for specific purposes. The Board of Directors believes that the ________ shares remaining available for use are insufficient to enable the Board of Directors to act quickly to take advantage of acquisition or other business opportunities that may arise.
         Shareholders currently have preemptive rights to acquire shares of Common Stock upon issuance. Please see "Proposal 3" for a summary of those preemptive rights and the reasons why the Board of Directors proposes they be eliminated.
         The first sentence of Article XI of the Corporation's Articles of Incorporation currently states that "each shareholder shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation." As part of this Proposal 1, the Board of Directors also seeks approval to eliminate that sentence. If this proposal is adopted, Article IV of the Articles of Incorporation will provide that holders of Common Stock will continue to have one vote for each share of Common Stock.

         THE BOARD OF DIRECTORS UNANIMOUSLY APPROVES AND RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF THIS PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.


                                   PROPOSAL 2

    PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO PROVIDE FOR 1,000,000
                  AUTHORIZED SHARES OF VOTING PREFERRED STOCK

         The Board of Directors has unanimously approved and determined to submit to the shareholders for approval a proposal to amend the Corporation's Articles to establish a class of Voting Preferred Stock, consisting of 1,000,000 authorized shares. If adopted, the proposed amendment will enable the Corporation, at the option of the Board of Directors, to issue series of Voting Preferred Stock in a manner calculated to take advantage of financing techniques which may provide a lower effective cost of capital to the Company. The proposed amendment, if adopted, will also provide significantly greater flexibility to the Board of Directors in structuring the terms of equity securities that may be issued by the Corporation.

         If the proposed amendment is approved by shareholders, the Board of Directors will be authorized, without shareholder approval, to issue shares of Voting Preferred Stock on the terms that the Board determines in its discretion. For example, the Board will be able to determine the dividend or distribution rate, dates for payment of dividends or distributions, whether dividends are cumulative, that is, whether dividends must first be paid on outstanding shares of Preferred Stock that are issued before Common Stock dividends are paid, liquidation prices, redemption rights and prices, any sinking fund requirements, any conversion rights and any restrictions on the issuance of any series of Voting Preferred Stock. The shares of Voting Preferred Stock may be issued with voting rights which could adversely affect the voting power of the holders of Common Stock. The shares of Voting Preferred Stock may be issued with conversion rights which could adversely affect the voting power of the holders of Common Stock.

MATTERS COMMON TO BOTH PROPOSALS

         DISCUSSION. The Board of Directors is of the opinion that the present shares of Common Stock available for issuance are insufficient to enable the Corporation to take advantage of business opportunities that may arise. The purposes for increasing the number of shares of Common Stock available for issuance and establishing the class of Voting Preferred Stock are to give the Corporation the flexibility to take advantage of various business opportunities, including acquisitions, financings, raising additional capital, stock splits and stock dividends, compensation plans, shareholders' rights plans and other corporate purposes.
         With several exceptions, such as to eliminate fractional shares, the Ohio General Corporation Law requires that in order for the Board of Directors of the Corporation to have the power generally to act for the Corporation to purchase or redeem its shares, the Articles of Incorporation must authorize it. The Corporation's Articles of Incorporation presently authorize the Board of Directors to purchase or redeem shares of the Common Stock. If these proposals are approved, that authorization will be continued and will be extended to include authorization for the Board of Directors to redeem or repurchase all securities issued by the Corporation generally, unless the express terms of any particular shares exclude that right.

         POSSIBLE ANTI-TAKEOVER EFFECT OF PROPOSALS. The Board of Directors does not believe that an increase in the number of authorized shares of Common Stock, nor the establishment of the class of Voting Preferred, will have a significant impact on any attempt to gain control of the Corporation. It is possible, however, that the availability of authorized but unissued shares of Common Stock or Preferred Stock could discourage third parties from attempting to gain such control since the Board could authorize the issuance of shares of Common Stock or Preferred Stock in a private placement or otherwise to one or more persons. Such an issuance of shares could dilute the voting power of a person attempting to acquire control of the Corporation, increase the cost of acquiring such control or otherwise hinder such efforts.
         The Corporation's Articles and Code of Regulations contain certain provisions that may be viewed as having anti-takeover effects. Under these provisions, the Corporation's Board of Directors is divided into three classes with approximately one-third of the members of the Board nominated for election each year. Directors may be removed only by the affirmative vote of at least 75% of the Corporation's outstanding voting power and advance notice is required from shareholders nominating a Director. In addition, the affirmative vote of 75% of the Corporation's outstanding voting power is required to approve certain business transactions (such as mergers or disposition of substantially all of its assets) involving an "interested shareholder", defined as another entity owning ten percent or more of the outstanding capital stock of the Corporation, unless first approved by the majority of the Corporation's directors not affiliated with the interested shareholder. The Articles of Incorporation also require the approval of 66-2/3% of the outstanding shares, exclusive of shares held by the interested shareholder, or the payment of a "fair price," as defined in the Articles of Incorporation, for any shares acquired by an interested shareholder unless approved by the directors who are not affiliated with the interested shareholder.
         The Corporation is also subject to two sets of provisions under the Ohio General Corporation Law which are referred to as the "Control Share Acquisition Act" and the "Merger Moratorium Statute." The Control Share Acquisition Act prescribes certain notice and informational filings, and special meeting and voting procedures, which must be followed prior to consummation by an acquirer of a company's voting shares within any of the following ranges: 20% or more but less than 33-1/3%; 33-1/3% but less than a majority; and a majority or more. The acquisition may be made if it is approved by both a majority of the voting power of the company and a majority of the voting power remaining after excluding the voting power of the acquirer and certain affiliated parties. The Merger Moratorium Statute regulates certain business combinations between a "public company" and an "interested shareholder" such as mergers or disposition of substantially all of the company's assets. Subject to certain exceptions, these transactions are prohibited for a three-year period. Prior to the end of the three-year period, a prohibited transaction may take place provided certain conditions are satisfied.

         The Board of Directors is not aware of any present threat or attempt to gain control of the Corporation and the amendments described herein are not in response to any such action. These proposals are not part of a plan by the Corporation to adopt a series of amendments with an anti-takeover purpose and the Corporation does not currently intend to propose other measures in future proxy solicitations.
         FORM OF AMENDMENT TO ARTICLES - Assuming both Proposals are adopted, the text of Articles IV and XI of the Corporation's Articles of Incorporation would be as set forth in the attached Exhibit A.
         VOTE REQUIRED FOR APPROVAL - The affirmative vote of the holders of at least two-thirds (66-2/3%) of the outstanding shares of Common Stock of the Corporation entitled to notice of and to vote at the meeting is required for the adoption of each Proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY APPROVES AND RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF THESE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION.

                                   PROPOSAL 3

 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO ELIMINATE PREEMPTIVE RIGHTS

         The Board of Directors believes that it would be in the best interest of the Corporation and its shareholders to eliminate the preemptive right of shareholders to purchase additional shares upon issuance. With certain exceptions, such as the sale by the Corporation of shares repurchased by it and held in treasury or the issuance of shares upon the exercise of options awarded under its current stock option plans, holders of the Corporation's stock of any class presently have the preemptive right to acquire additional shares of the class of stock they hold in proportion to their holdings when the Corporation sells shares of that class of stock for cash. The Corporation's right to declare stock dividends and splits will not be affected by the elimination of preemptive rights. The Board of Directors believes that the existence of preemptive rights inappropriately restricts the Board of Directors' ability to react to the potential for issuance of new shares at such times and upon such conditions as the Board of Directors may deem appropriate. The Board believes that the concept of preemptive rights is appropriate in a more closely held corporation so as to allow shareholders to maintain their pro rata interest in the company. The Corporation is a public corporation with ____ shareholders of record as of October 27, 1999. Only the Lorain National Bank, as trustee, beneficially owns in excess of five percent of the voting stock of the Corporation. The affirmative vote of the holders of at least two-thirds (66-2/3%) of the outstanding shares of Common Stock the Corporation entitled to notice of and to vote at the meeting is required to adopt Proposal 3.

         THE BOARD OF DIRECTORS UNANIMOUSLY APPROVES AND RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF THIS PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Shareholders may submit proposals appropriate for shareholder action at the Corporation's Annual Meeting consistent with the regulations of the Securities and Exchange Commission. For proposals to be considered for inclusion in the Proxy Statement for the 2000 Annual Meeting, they must be received by the Corporation no later than November 23, 1999. Such proposals should be directed to LNB Bancorp, Inc., Attention: Shareholder Relations, 457 Broadway, Lorain, Ohio 44052. On any other proposal raised by a shareholder for next year's annual meeting, the Corporation intends that proxies received by it will be voted in the interest of the Corporation in accordance with the judgement of the Board of Directors and the proposal will be considered untimely, unless notice of the proposal is received by the Corporation not later than March 6, 2000.

         The Corporation's Code of Regulations establishes advance notice procedures as to the nomination, other than by the Board of Directors, of candidates for election as directors. In order to make a director nomination it is necessary that you notify the Corporation no fewer than 14 days in advance of next year's Annual Meeting unless the Corporation gives you less than 21 days notice of the Annual Meeting and then notice of nominations must be given no later than the seventh day after we mailed notice of the Annual Meeting to you. Notice of nominations of directors must also meet all other requirements contained in the Corporation's Code of Regulations. You may obtain the Code of Regulations by written request to the Corporation's Secretary at our principal executive offices.

                                 OTHER BUSINESS

         Management is not aware of any other matter which may be presented for action at the meeting other than the matters set forth herein. Should any matter other than those set forth herein be presented for a vote of the shareholders, the proxy in the enclosed form directs the persons voting such proxy to vote in accordance with their judgement.



                                              By Order of the Board of Directors



                                                                  Thomas P. Ryan
                                                        Executive Vice President
                                                         and Secretary/Treasurer

                                    EXHIBIT A

                                   ARTICLE IV


FOURTH: Subject to the provisions of this Article FOURTH, the total number of shares of all classes of stock which the Corporation shall have the authority to issue is 16,000,000 shares consisting of (i) 15,000,000 shares of Common Stock, $1 par value (the "Common Stock"); and (ii) 1,000,000 shares of Voting Preferred Stock, no par value (the "Voting Preferred Stock").

A.       Common Stock.

The holders of the Common Stock are entitled at all times to one vote for each share and to such dividends as the Board of Directors may in its discretion from time to time legally declare, subject, however, to the voting and dividend rights of the holders of the Voting Preferred Stock. In the event of any liquidation, dissolution or winding up of the Corporation, the remaining assets of the Corporation after the payment of all debts and necessary expenses shall be distributed among the holders of the Common Stock pro rata in accordance with their respective holdings, subject, however, to the rights of the holders of the Voting Preferred Stock then outstanding. The Common Stock is subject to all of the terms and provisions of the Voting Preferred Stock as fixed by the Board of Directors as hereinafter provided.

B.       Voting Preferred Stock

The Board of Directors is hereby expressly authorized to adopt amendments to the Articles of Incorporation to provide for the issuance of one or more series of Voting Preferred Stock, to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof, including without limitation the following, and the shares of each series may vary from the shares of any other series in the following respects:

         (a) the division of such shares into series and the designation and authorized number of shares of each series;

         (b)      the dividend rate on the shares;

         (c) the dates of payment of dividends, whether the dividends shall be cumulative and, if cumulative, the date from which dividends shall accumulate;

         (d) the redemption rights, if any, and the redemption price or prices for the particular series, if redeemable, and the terms and conditions of such redemption;

         (e)      sinking fund requirements, if any;

         (f) the preference, if any, of the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of affairs of the Corporation;

         (g) the right, if any, of the shares of such series to be converted into shares of any other series or class and the terms and conditions of such conversion; and

         (h) any other relative rights, preferences and limitations of that series.

The holders of Voting Preferred Stock shall be entitled at all times to one vote for each share, voting as a class. Voting Preferred Stock redeemed or otherwise acquired by the Corporation shall assume the status of authorized but unissued Voting Preferred Stock and shall be unclassified as to series and may thereafter, subject to the provisions of this Article FOURTH, as it may be amended, be reissued in the same manner as other authorized but unissued Voting Preferred Stock.


C.       Purchase of Securities

The Board of Directors of the Corporation shall have the power to cause the Corporation from time to time and at any time to purchase, redeem, hold, sell, transfer or otherwise deal with (1) shares of any class or series issued by it, subject to the express terms of such shares, (2) any security or other obligation of the Corporation which may confer upon the holder thereof the right to convert the same into shares of any class or series authorized by the Articles, and (3) any security or other obligation which may confer upon the holder thereof the right to purchase shares of any class or series authorized by the Articles. The Corporation shall have the right to repurchase, if and when any shareholder desires to sell, or on the happening of any event is required to sell, shares of any class or series issued by the Corporation. The authority granted in this paragraph C of Article IV of these Articles shall not limit the plenary authority of the Directors to purchase, redeem, hold, sell, transfer or otherwise deal with shares of any class or series, or other securities or obligations issued by the Corporation or authorized by its Articles.

                                   ARTICLE XI

ELEVENTH: No holders of shares of any class shall have the right to vote cumulatively in the election of directors.

                                 REVOCABLE PROXY

                                LNB BANCORP, INC.

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF
                   SHAREHOLDERS TO BE HELD DECEMBER 14, 1999

         The undersigned hereby appoints Eugene M. Sofranko, Daniel P. Batista, and David M. Koethe, and each of them, with power of substitution, proxies and agents of the undersigned to vote at the Special Meeting of Shareholders of LNB Bancorp, Inc. (the "Corporation") to be held at The Lorain National Bank, 521 Broadway, Lorain, Ohio 44052, on December 14, 1999, at 10:00 AM, local time and at any adjournment thereof, all shares of common stock of the Corporation which the undersigned would be entitled to vote if personally present for the following matters.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


1. AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK-Approval of an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000 to 15,000,000.

         [  ]  FOR               [  ]  AGAINST            [  ]  ABSTAIN

2. AUTHORIZATION OF PREFERRED STOCK - Approval of an amendment to the Articles of Incorporation of the Corporation to provide for 1,000,000 authorized shares of Voting Preferred Stock.

         [  ]  FOR               [  ]  AGAINST            [  ]  ABSTAIN


3. ELIMINATION OF PREEMPTIVE RIGHTS - Approval of an amendment to the Corporation's Articles of Incorporation to eliminate the preemptive right of shareholders to purchase additional shares of Common Stock.

         [  ]  FOR               [  ]  AGAINST            [  ]  ABSTAIN


4.       TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE
         MEETING.

         In their discretion, the proxies are authorized to vote in their judgment upon such other business as properly may come before the meeting or any adjournment thereof. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE BOX BELOW:


  DATE:


  SHAREHOLDER SIGN ABOVE                           CO-HOLDER (IF ANY) SIGN ABOVE


             DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID
                               ENVELOPE PROVIDED.

                                LNB BANCORP, INC.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE, & MAIL YOUR PROXY CARD TODAY